BAFC-04C-v4  --  3A1

Banc of America Securities

Balance   $79,304,000.00   Delay           19            WAC(3)   5.462974549    WAM(3)    358
Coupon    5.20697          Dated           11/01/2004    NET(3)   5.206975       WALA(3)   1
Settle    11/30/2004       First Payment   12/20/2004

Price              10 CPB          15 CPB          20 CPB          25 CPB          30 CPB          35 CPB          40 CPB

                   Yield           Yield           Yield           Yield           Yield           Yield           Yield
101-14.25                  4.737           4.666           4.587           4.497           4.395            4.28           4.149
101-14.75                  4.733           4.661           4.581            4.49           4.387           4.271           4.139
101-15.25                  4.728           4.655           4.575           4.484            4.38           4.262           4.129
101-15.75                  4.723            4.65           4.569           4.477           4.372           4.253           4.119
101-16.25                  4.718           4.645           4.563            4.47           4.364           4.244           4.109
101-16.75                  4.714           4.639           4.557           4.463           4.356           4.236           4.099
101-17.25                  4.709           4.634           4.551           4.456           4.348           4.227           4.089
101-17.75                  4.704           4.629           4.545           4.449           4.341           4.218           4.079
101-18.25                  4.699           4.623           4.539           4.442           4.333           4.209           4.069
101-18.75                  4.695           4.618           4.533           4.436           4.325           4.201           4.059
101-19.25                   4.69           4.613           4.527           4.429           4.317           4.192           4.049


WAL                         3.69           3.229           2.833           2.483           2.175           1.905           1.669
Mod Durn                   3.243           2.861            2.53           2.236           1.976           1.746           1.543
Principal Window   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09


LIBOR_1MO                   2.15            2.15            2.15            2.15            2.15            2.15            2.15
LIBOR_6MO                   2.55            2.55            2.55            2.55            2.55            2.55            2.55
LIBOR_1YR                   2.86            2.86            2.86            2.86            2.86            2.86            2.86
CMT_1YR                     2.51            2.51            2.51            2.51            2.51            2.51            2.51

Swap   Mat    1YR   2YR    3YR    4YR   5YR

Yld 2.9125 3.308 3.5665 3.7855 3.975

BAFC-04C-v4  --  4A2

Banc of America Securities


Balance  $92,503,000.00  Delay                    0  Index            LIBOR_1MO | 2.09  WAC(4)   5.91243 WAM(4)    359
Coupon             2.44  Dated           11/30/2004  Mult / Margin    1 / .35           NET(4)  5.653344 WALA(4)     1
Settle       11/30/2004  First Payment   12/20/2004  Cap / Floor      11 / .35



                          5 CPR, Calls                100 PSA, Calls        50 PSA, Calls
          Price
                          (Y,N,N,N)          (Y,N,N,N)                      (Y,N,N,N)
                      100             2.452                          2.452                    2.452 Yield
                      100                35                             35                       35 Spread


          WAL                        11.017                          10.77                   14.054
          Mod Durn                     9.15                           9.04                   11.372
Principal Window          Dec04 - Jan29             4-Dec - Feb28            Dec04 - May31


          LIBOR_1MO                    2.09                           2.09                     2.09
          LIBOR_6MO                  2.4725                         2.4725                   2.4725
          LIBOR_1YR                 2.77625       2.77625                                   2.77625
          CMT_1YR                      2.46                           2.46                     2.46

BAFC 2004-C Class 4-A-3
Pricing Speed Cashflows
Pricing Scenario:  25% CPR to Call

     Balance          Interest        Principal        Cash Flow
                      1,678,960.03    22,468,000.00    24,146,960.03

     22,468,000.00               0                0                0
     21,889,392.80       31,704.84       578,607.20       610,312.05
     21,324,437.91       47,876.97       564,954.88       612,831.85
     20,772,898.38       46,641.28       551,539.53       598,180.82
     20,234,455.80       41,038.01       538,442.58       579,480.60
     19,708,799.32       44,257.25       525,656.48       569,913.73
     19,195,455.25       41,716.96       513,344.07       555,061.03
     18,694,305.00       41,984.73       501,150.25       543,134.98
     18,205,059.08       39,569.61       489,245.92       528,815.53
     17,727,434.87       39,818.51       477,624.21       517,442.72
     17,261,156.45       38,773.84       466,278.42       505,052.26
     16,805,955.06       36,536.11       455,201.39       491,737.51
     16,361,567.09       36,758.36       444,387.96       481,146.32
     15,927,735.82       34,631.98       433,831.27       468,463.25
     15,504,210.61       34,837.50       423,525.21       458,362.71
     15,090,746.76       33,911.15       413,463.85       447,375.00
     14,687,105.40       29,812.61       403,641.37       433,453.98
     14,293,053.29       32,123.96       394,052.10       426,176.07
     13,908,362.78       30,253.63       384,690.52       414,944.15
     13,532,811.57       30,420.68       375,551.21       405,971.89
     13,166,182.66       28,644.45       366,628.90       395,273.35
     12,808,264.22       28,797.37       357,918.45       386,715.82
     12,458,849.40       28,014.52       349,414.82       377,429.34
     12,117,736.30       26,371.23       341,113.10       367,484.33
     11,784,727.79       26,504.18       333,008.51       359,512.69
     11,459,631.42       24,944.34       325,096.36       350,040.70
     11,142,259.33       25,064.76       317,372.09       342,436.85
     10,832,428.10       24,370.60       309,831.24       334,201.84
     10,529,958.65       21,400.06       302,469.45       323,869.51
     10,234,676.17       23,031.36       295,282.48       318,313.84
      9,946,410.00       21,663.40       288,266.17       309,929.57
      9,664,993.52       21,755.01       281,416.48       303,171.48
      9,390,264.08       20,457.57       274,729.44       295,187.01
      9,122,062.87       20,538.59       268,201.21       288,739.80
      8,860,107.01       19,951.98       261,955.87       281,907.84
      8,603,695.69       18,753.89       256,411.31       275,165.20
      8,347,683.65       18,818.19       256,012.05       274,830.24
      8,347,683.65       17,669.26                0        17,669.26
      8,225,780.61       18,258.24       121,903.04       140,161.28
      8,022,061.63       17,991.61       203,718.98       221,710.59
      7,823,340.59       16,414.03       198,721.04       215,135.07
      7,629,495.74       17,111.38       193,844.85       210,956.23
      7,440,408.29       16,149.10       189,087.44       205,236.54
      7,255,962.35       16,273.83       184,445.95       200,719.77
      7,076,044.79       15,358.45       179,917.56       195,276.01
      6,900,545.27       15,476.88       175,499.53       190,976.41
      6,729,356.08       15,093.03       171,189.18       186,282.21
      6,562,372.17       14,243.80       166,983.92       181,227.72
      6,399,490.98       14,353.37       162,881.18       177,234.55
      6,240,612.49       13,545.59       158,878.49       172,424.08
      6,085,639.06       13,649.61       154,973.43       168,623.03
      5,934,475.45       13,310.64       151,163.61       164,474.26
      5,787,028.71       11,723.89       147,446.74       159,170.63
      5,643,208.15       12,657.52       143,820.56       156,478.08
      5,502,925.29       11,944.79       140,282.87       152,227.66
      5,366,093.77       12,036.12       136,831.52       148,867.64
      5,232,621.76       11,358.23       133,472.01       144,830.24
      5,102,431.07       11,444.91       130,190.69       141,635.60
      4,975,426.61       11,160.15       127,004.46       138,164.61
      4,851,455.65       10,531.32       123,970.96       134,502.28
      4,729,598.58       10,611.21       121,857.07       132,468.28
      4,610,296.27       10,010.98       119,302.31       129,313.29
      4,493,961.42       10,083.74       116,334.85       126,418.59
      4,380,520.98        9,829.29       113,440.44       123,269.73
      4,269,903.69        8,653.96       110,617.29       119,271.26
      4,162,040.02        9,339.23       107,863.66       117,202.89
      4,056,862.16        8,809.65       105,177.86       113,987.51
      3,954,303.94        8,873.26       102,558.22       111,431.48
      3,854,300.82        8,369.94       100,003.13       108,373.07
      3,756,789.81        8,430.21        97,511.01       105,941.22
      3,661,709.49        8,216.93        95,080.32       103,297.25
      3,568,999.93        7,750.62        92,709.56       100,460.18
      3,478,602.67        7,806.20        90,397.26        98,203.46
      3,390,460.67        7,363.04        88,142.00        95,505.05
      3,304,518.28        7,415.69        85,942.38        93,358.07
      3,220,721.24        7,227.72        83,797.04        91,024.76
      3,139,016.59        6,362.71        81,704.65        88,067.36
      3,059,352.67        6,865.73        79,663.91        86,529.64
      2,981,679.11        6,475.63        77,673.57        84,149.20
      2,905,946.73        6,521.59        75,732.38        82,253.97
      2,832,107.58        6,150.92        73,839.14        79,990.06
      2,760,114.90        6,194.45        71,992.69        78,187.14
      2,689,923.03        6,036.98        70,191.86        76,228.85
      2,621,476.02        5,693.67        68,447.01        74,140.68
      2,554,697.34        5,733.75        66,778.68        72,512.43
      2,489,572.13        5,407.44        65,125.21        70,532.65
      2,426,079.33        5,445.25        63,492.80        68,938.05
      2,364,178.52        5,306.37        61,900.81        67,207.18
      2,303,830.28        4,837.37        60,348.24        65,185.62
      2,244,996.15        5,038.99        58,834.13        63,873.12
      2,187,638.61        4,751.91        57,357.53        62,109.44
      2,131,721.09        4,784.85        55,917.53        60,702.38
      2,077,207.87        4,512.14        54,513.22        59,025.36
                 0        4,543.32     2,077,207.87     2,081,751.19

                      [LOGO OF BANC OF AMERICA SECURITIES]
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2004-C
$473,606,304 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1, 4-A-2 and 4-A-3 (Offered Certificates)

Bank of America, N.A.

Seller

Wells Fargo Bank, N.A.

Master Servicer

November 16, 2004
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.